UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2003
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

1800 South Novell Place
Provo, Utah 84606
(Address of principal executive offices)

(801) 861-7000 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

Novell, Inc. will issue a press release providing an overview of financial results for its fourth fiscal quarter of 2003 on Thursday, November 20, 2003 at 4pm EDT. A one hour conference call with Novell management will be webcast at 5pm EST on Novell’s Investor Relations web site at: www.novell.com/company/ir/qresults

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell,Inc. (Registrant)
Date: November 4, 2003	By /s/ Betty DePaola
(Signature) Assistant Corporate Secretary
(Title)